Remarks

Scott V. Fainor

President and

Chief Executive Officer,

National Penn Bancshares, Inc.

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Building Long-Term Shareholder Value
FY 2012 Highlights

- Record earnings
- Improved asset quality
- Increased dividends
- Execution of strategic initiatives
- Positioned for growth and further enhancement of long-term shareholder value

NPBC will be the most highly regarded financial institution within the markets it serves.

Building Long-Term Shareholder Value
Returning Capital to Shareholders

NPBC Common Shares Repurchase Program	Completed Q4 2012
Total Shares Repurchased	7,500,000 ~5% of Outstanding Shares



Current NPBC Dividend Yield: 4.03%
Peer Average: 2.85%
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.01
$0.03
$0.04
$0.05
$0.07
$0.09
$0.10
$0.10*
$0.10
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Cash Dividend Per Common Share

*Q1 2013 dividend was accelerated into and paid in Q4 2012. Dividend yield information as of April 17, 2013.
Peer data per SNL Financial. Refer to Appendix for peer listing.

Building Long-Term Shareholder Value

Strong Earnings Per Share and Return on Assets Trends



FY 2011 vs 2012
$0.75
$0.60
$0.45
$0.30
$0.15
$0.00
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
$0.56
$0.66
1.02%
1.17%
2011
2012
Reported EPS
Reported ROA



Q1 2012 vs Q1 2013
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
$0.16
$0.16
1.16%
1.14%
Q1 2012
Q1 2013
Adjusted EPS*
Adjusted ROA*

*Refer to Appendix for calculation of non-GAAP measures.

Building Long-Term Shareholder Value
Managed Net Interest Margin



3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.52%
3.50%
3.55%
3.49%
FY 2011
FY 2012
Q1 2012
Q1 2013
Net Interest Margin (FTE)

Building Long-Term Shareholder Value

Managed Deposit Mix and Cost



($millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$5,888
$5,846
$5,948
$5,936
$5,959
15%
15%
15%
15%
15%
59%
59%
60%
61%
61%
0.51%
0.47%
0.44%
0.41%
0.40%
26%
25%
25%
24%
24%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013*
Time Deposits
Interest-Bearing Deposits
Non-Interest Bearing Deposits
Cost of Total Deposits

*Q1 2013 excludes wholesale funding utilized for FHLB repayment.

Building Long-Term Shareholder Value
Prudently Managed Loan Growth


($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,202
$3,472
$1,730
$5,211
$3,483
$1,728
$5,257
$3,523
$1,734
$5,241
$3,530
$1,711
$5,250
$3,573
$1,677
3% growth in commercial loans
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Consumer
Commercial

Building Long-Term Shareholder Value
Core Non-Interest Income*Contributions



Q1 2013
Insurance 14%
Deposits 35%
Banking-Other 14%
Wealth 29%
Mortgages 8%



FY 2012
Insurance 13%
Deposits 36%
Banking - Other 17%
Wealth 26%
Mortgages 8%

*Refer to Appendix for reconciliation of Non-GAAP measure.

Building Long-Term Shareholder Value
Disciplined Expense Management

Operating Expenses* and Efficiency Ratio*



($millions)
FY 2011 vs. FY 2012
$250
$200
$150
$100
$50
$0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$221
$210
59.03%
57.12%
FY 2011
FY 2012



($millions)
Q1 2012 vs. Q1 2013
$60
$50
$40
$30
$20
$10
$0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$52.4
$52.4
57.47%
58.61%
Q1 2012
Q1 2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio

Operating expenses declined by 5% in 2012

*Refer to Appendix for calculation of non-GAAP measures.

Building Long-Term Shareholder Value
Strong Capital vs. Peers



Total Risk Based Capital Ratio vs. Peer Group
20%
15%
10%
5%
0%
16.67%
17.80%
13.76%
Q1 2013 NPBC
Q4 2012 NPBC
Q4 2012 Peer Mean

Peer data per SNL Financial. Refer to Appendix for peer listing.

Building Long-Term Shareholder Value
Strong Asset Quality Sustained


Classified Loans
($millions)
$400
$300
$200
$100
$347
$302
$296
$261
$243
30% decline
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013


Provision for Loan Losses &
Net Loan Charge-Offs
($millions)
$10.0
$7.5
$5.0
$2.5
$0.0
$7.2
$6.8
$5.1
$4.6
$5.3
$2.0
$2.0
$2.0
$2.0
$1.5
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Provision
Net Charge-Offs


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
199%
88%
Q1 2013
Peer Mean*


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.02%
1.94%
Q1 2013
Peer Mean*

*Peer mean data per SNL Financial as of December 31, 2012. Refer to Appendix for peer listing.

National Penn brings the STRENGTH of its banking, insurance, investment and trust franchise to customers so that they can achieve their FINANCIAL GOALS over a lifetime.


Luzerne
Monroe
Carbon
Centre
Schuylkill
Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Philadelphia
Chester
Delaware
Cecil

National Penn has top 5 market ranking in Berks, Carbon, Centre, Lehigh, Luzerne, Northampton and Schuylkill counties.

(Sources: SNL Financial / FDIC as of June 30, 2012)

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

- #15 ranking – Forbes list of Best Banks in America 2013, for the second consecutive year.
- #4 ranking - 2012 J.D. Power and Associates® U.S. Retail Banking Satisfaction Study℠ for the Mid-Atlantic Region.
- "5-Star Superior" bank – BauerFinancial, Inc.
- #12 ranking – Bank Director's 2012 Bank Performance Scorecard

Forbes 2013
BEST BANKS
IN AMERICA

Forbes.com, December 18, 2012 © 2012 Forbes.com. Bank Director's – ranking among 75 banks with $5 billion to $50 billion in assets.

Corporate Relocation Plan
Increasing Efficiencies and Employee Collaboration


Lancaster, PA


Allentown, PA


Wyomissing, PA


Philadelphia, PA

Building Long-Term Shareholder Value
Q1 2013 Highlights

- Strong quarterly adjusted net income* of $0.16 per diluted share; reported net loss of $0.12 per share
- Net interest margin expands to 3.49% from 3.46%
- Operating expense and asset quality focus continues
- Redemption of 7.85% TruPS completed
- $400 million of FHLB advances repaid and refinanced
- Second quarter cash dividend of $0.10 per common share declared

*Refer to Appendix for calculation of non-GAAP measures.

Building Long-Term Shareholder Value

NPBC Three Year Total Return vs Peers


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
19.66%
2.59%
8.48%
Three Years
NPBC
Mean - All Peers
Mean - Peers with Stock Appreciation

Annual equivalent total return per Bloomberg for three year period ending December 31, 2012. Refer to Appendix for peer listing.

Building Long-Term Shareholder Value
2013 Strategic Objectives


Utilize Strength of Balance Sheet as a Competitive Advantage
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Enhance Long-Term Shareholder Value
Effectively Manage Substantial Capital Base

Building Long-Term Shareholder Value


Total Return
Capital Management Opportunities
Balance Sheet Management Opportunities
Solid and Consistent Financial Performance
Balance Sheet Strength
Strength of the Franchise

NPBC will be the most highly regarded financial institution within the markets it serves.

APPENDIX

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 12/31/12 ($billions)
Bancorp South, Inc.	BXS	$13.4
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.1
First Niagara Financial Group, Inc.	FNFG	36.8
FirstMerit Corporation	FMER	14.9
Fulton Financial Corporation	FULT	16.5
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.5
Susquehanna Bancshares, Inc.	SUSQ	18.0
Trustmark Corporation	TRMK	9.8
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.5

*Note: Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q1 2012	Q1 2013
Net income (loss)	$ 0.17	$ (0.12)
After-tax adjustments:		
Unrealized FV gain on subordinated debentures*	(0.01)	(0.01)
Loss on debt extinguishment**	-	0.29
Adjusted net income	$ 0.16	$ 0.16

($millions)

Adjusted Return on Average Assets	Q1 2012	Q1 2013
Net income (loss)	$ 25.3	$ (17.4)
After-tax adjustments:		
Unrealized FV gain on subordinated debentures	(1.1)	(1.4)
Loss on debt extinguishment**	-	42.2
Adjusted net income	$ 24.2	$ 23.4
Average Assets	$ 8,397.4	$ 8,298.8
Adjusted ROAA	1.16%	1.14%

Reconciliation of Non-GAAP Measures

($millions)

Core Non-Interest Income	FY 2012	Q1 2013
Banking - deposits	$ 34.38	$ 8.22
Wealth	24.63	6.83
Insurance	12.86	3.27
Banking - mortgages	7.64	1.86
Banking - other	16.07	3.29
Subtotal - core non-interest income	$ 95.56	$ 23.44
Net gains on FV changes of subordinated debentures*	$ 0.68	$ 2.11
Net (losses) gains on investment securities	(0.27)	-
Total non-interest income	$ 95.97	$ 25.58

($millions)

Non-Interest Expense and Efficiency Ratio	2011	2012	Q1 2012	Q1 2013
Salaries, wages and employee benefits	$ 122.26	$ 124.96	$ 31.38	$ 30.87
Premises and equipment	28.94	28.82	6.85	7.49
FDIC insurance	9.84	4.90	1.26	1.21
Other operating expenses	60.16	51.63	12.94	12.86
Total operating expense	$ 221.20	$ 210.31	$ 52.44	$ 52.43
Loss on debt extinguishment**	-	-	-	64.89
Corporate reorganization expense	2.20	-	-	-
Total non-interest expense	$ 223.40	$ 210.31	$ 52.44	$ 117.32
Net interest income (FTE)	280.03	272.62	68.65	66.02
Core non-interest income	94.65	95.56	22.60	23.44
Core revenue	$ 374.69	$ 368.18	$ 91.24	$ 89.46
Core efficiency ratio	59.03%	57.12%	57.47%	58.61%

*TruPs redemption.
**FHLB repayment.

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST